UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _____________________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) - October 16, 2008

MYSTARU.COM, INC.
(Exact name of registrant as specified in charter)

Delaware	333-62236	35-2089848
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6 North Twelfth Road
Country Garden
Shunde District
Foshan City, Guangdong, China 528312
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code - (86) 757 2663 9986

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.                           Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On October 16, 2008, management and the board of directors of MyStarU.com, Inc. (the “Company”) concluded that certain of the Company’s previously issued financial statements will be restated.  As a result of the restatement, the financial statements included in the Company’s Quarterly Reports on Form 10-QSB for the three month periods ended December 31, 2006, March 31, 2007 and June 30, 2007 should no longer be relied upon.

The items requiring restatement relate to the Company’s accounting for amortization expense and more specifically the amortization expense resulting from the estimated useful life of its website, www.subaye.com. The Company's quarterly reports for the three month periods ended December 31, 2006, March 31, 2007 and June 30, 2007 included amortization of the cost basis of the Company's website over a 60 month period. However, during the course of the Company's audit for the year ended September 30, 2007, the Company determined the estimated useful life of the website was incorrect. The Company adjusted its amortization expense for the year ended September 30, 2007 with an estimated useful life of 36 months. However, at that time, the Company did not adjust its financial statements for the three month periods ended December 31, 2006, March 31, 2007 and June 30, 2007.

The Company believes that it will need to restate its financial results for the three month periods ended December 31, 2006, March 31, 2007 and June 30, 2007 to reflect additional amortization expense of approximately $186,000 for each of the three month periods ended December 31, 2006, March 31, 2007 and June 30, 2007 and $558,000 in the aggregate, once the Company completes the final accounting and independent review of its conclusions.  The restatements will not materially impact the Company’s financial results for the year ended September 30, 2007. The Company’s management and board of directors have discussed the subject matter giving rise to this conclusion with DNTW Chartered Accountants, LLP, the Company’s independent accounting firm for the fiscal year end September 30, 2007.

The Company will file amended Forms 10-QSB for the three month periods ended December 31, 2006, March 31, 2007 and June 30, 2007 as soon as practicable. The Company is currently evaluating the impact of the correction of the errors on the Company’s internal control over financial reporting. Investors should not rely upon the Company’s financial statements for the three month periods ended December 31, 2006, March 31, 2007 and June 30, 2007 without taking into account the anticipated adjustments described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYSTARU.COM, INC.
Dated: October 22, 2008
	By:	/s/ Alan Lun
Alan Lun Chief Executive Officer